 EXHIBIT 24.1

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Kaiserman and Peter Sack as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Acceptance Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Acceptance Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-facts and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE	TITLE	DATE

/s/ Bruce Kaiserman	Director and President	March 9, 2009
Bruce Kaiserman

/s/ Peter Sack	Director	March 9, 2009
Peter Sack

/s/ Thomas Siegler	Director	March 9, 2009
Thomas Siegler

/s/ Thomas Zingalli	Principal Accounting Officer	March 9, 2009
Thomas Zingalli	and Controller

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Kaiserman and Peter Sack as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Securities Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Securities Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE	TITLE	DATE

/s/ Bruce Kaiserman	President and Director	March 9, 2009
Bruce Kaiserman

/s/ Peter Sack	Director	March 9, 2009
Peter Sack

/s/ Evelyn Echevarria	Director	March 9, 2009
Evelyn Echevarria

/s/ Thomas Zingalli	Principal Accounting Officer	March 9, 2009
Thomas Zingalli	and Controller

ASSET BACKED SECURITIES CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Kaiserman and Peter Sack as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Asset Backed Securities Corporation), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Asset Backed Securities Corporation under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE	TITLE	DATE

/s/ Bruce Kaiserman	President and Director	March 9, 2009
Bruce Kaiserman

/s/ Peter Sack	Director	March 9, 2009
Peter Sack

/s/ Julianna Johnson	Director	March 9, 2009
Julianna Johnson

/s/ Thomas Zingalli	Vice President and Controller	March 9, 2009
Thomas Zingalli